ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement effective as of November 24, 2015 ("Agreement") is made and entered into by and among Sundook's Advanced Pool Services, LLC, a Florida limited liability company and Lighthouse Pool Supply, Inc. a Florida corporation whose mailing addresses are 4064 SE Seaward Drive Stuart, FL 34997 ("Seller") and CPSM, Inc, a Nevada Corporation whose mailing address is 2740 SW Martin Downs Blvd., Suite 171, Palm City, Florida 34990 ("Buyer"). Throughout this Agreement, the Buyer and the Seller may be referred to collectively as the "Parties."

A. The Seller is engaged in the business of servicing swimming pools and selling pool equipment, chemicals and materials and related activities, (the "Business").

B. The Seller intends to sell to the Buyer all those assets of Seller related to and used in the operation of the Business on the terms and subject to the conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, agreements and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1. RECITALS: The above recitals are true and correct in all material respects and are incorporated into this Agreement as if fully stated below.

SALE AND PURCHASE OF ASSETS

2. SALE AND PURCHASE OF ASSETS: On the terms and subject to the conditions contained in this Agreement, Buyer shall purchase from Seller, and Seller shall sell, assign, transfer, and convey to Buyer, those assets and properties of Seller used in the operation of the Business as set forth in Exhibit "A" attached to and incorporated in this Agreement (the "Assets")

PURCHASE PRICE AND METHOD OF PAYMENT

3. PURCHASE PRICE AND METHOD OF PAYMENT: The Purchase Price for the Assets will consist of the following:

(a) The total consideration payable to the Seller for the sale of the Assets is Two Hundred Fifteen Thousand Dollars and no/cents, ($215,000.00) payable as follows:

(i) The sum of One Hundred Sixty Five Thousand Dollars and no/cents ($165,000.00) shall be paid by Fed Funds Wire or Certified Check at closing.

(ii) The sum of Twenty Five Thousand Dollars and no/cents ($25,000.00) shall be held in escrow (the Escrow) for 90 days subsequent to the Closing as defined below. The money held in the Escrow shall be paid to the Seller only if the number of customer service accounts is equal to or greater than 300. ~~For each account less than 300, the escrow agent shall deduct $700.00 from the money held in escrow.~~ The Escrow agent shall be Anthony C. Soviero, Esq. attorney for the Buyer

(iii) The Buyer shall cause to be issued 417,000 Shares of CPSM, Inc Stock, (the "CPSM Stock") for delivery to the Seller which amount of CPSM Stock equals

Twenty Five Thousand Dollars and no/cents ($25,000.00) priced as of the date of this Agreement based upon the prior 30 days average closing market price.

(b) All debt of the Seller is as set forth in the balance sheet as of its dated date (attached as Exhibit "B") and any debt that encumbers any of the Assets that Seller fails to disclose or that Seller incurs from the dated date of the balance sheet will be the sole responsibility and obligation of the Seller and shall be satisfied and paid in full prior to the payment of the Purchase Price.

(c) The sale of the Assets will take place at the offices of Anthony C. Soviero, Esq. at 10 a.m., on or January 2, 2016 (the "Closing") or at such other location and such other date and time as the Parties may agree. At the Closing, Seller will deliver to buyer such deeds, bills of sale, assignments, and other instruments of transfer as may be necessary to vest in Buyer good and marketable title to the Assets sold under this Agreement. Seller shall do such additional acts and provide such additional documents as is necessary for compliance with statutory requirements pertaining to bulk sales or certificates of disposition of corporate assets sold. All documents and papers to which the parties are entitled under this Agreement, unless otherwise specified in this Agreement, will also be delivered at the Closing.

REPRESENTATIONS AND WARRANTIES OF SELLER

4. REPRESENTATIONS AND WARRANTIES OF SELLER: The Seller represents and warrants to the Buyer, as of the date of this Agreement and as of the date of the Closing, and all such representations and warranties shall survive the Closing (and none shall merge into any instrument of conveyance) as follows:

4.1. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of Florida, with all requisite power and authority to own and operate its business as it is now being owned and operated. There are no contemplated or outstanding options, contracts, commitments, warrants, agreements, or rights of any character or nature whatsoever affecting the ownership of the Seller. The Seller is licensed and qualified to do business and is in good standing in each municipal jurisdiction, county or other governmental or non-governmental jurisdiction, including but not limited to home owners associations and condominium associations, where it conducts its business. The Seller has no direct, indirect, or other subsidiaries, either wholly or partially owned by Seller. Correct and complete copies of the Articles of Organization, Operating Agreement as amended, and minutes (or written consents in lieu of meetings) of the Members meetings (and all committees thereof), and "Owners" meetings of the Seller have been delivered to the Buyer at least 10 days prior to Closing.

4.2. Authorizations. The Seller has full power and authority to enter into this Agreement, and the sale of the Assets has been duly authorized by all of the Members and holders of "Ownership Units" of Seller, and has full power and authority to consummate the transactions contemplated by this Agreement. The Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements, certifications, opinions, or representations required under this Agreement. This Agreement constitutes the legal, valid and binding obligations of the Seller and is enforceable against the Seller in accordance with the terms and conditions contained in it.

4.3. Approvals. The execution, delivery and performance by the Seller of this Agreement does not and will not (a) violate or conflict with any law, regulation, ordinance, contract or agreement; (b) result in a breach, termination of, or default of any contract or agreement; (c) give any third party any additional right (including a termination right) under any contract or agreement; (d) result in the creation of any lien upon any of the assets or properties of the Seller.

4.4. Marketable Title. Seller has good and marketable title, free from all liens and encumbrances, to all Assets sold under this Agreement, except for property disposed of in the ordinary course of business, which disposition shall be subject to the approval and consent of the Buyer at the Closing. Seller has the unfettered right, power and authority to sell all of the Assets. All tangible property sold under this agreement is in good condition and repair and conforms to all applicable zoning, building, safety, and other regulations.

4.5. Consents to Transfers. Seller agrees to use its best efforts to obtain the necessary consents for the assignment or transfer of any contract, lease, license, or permit to be assigned or transferred under this Agreement and to perform its duties under such contracts, leases, licenses, and permits without default until the date of Closing and continuing through the term of the employment agreement referred to herein and attached hereto. Any other consent that may be required by the Seller to affect any of the purposes of this Agreement or as may be requested by the Buyer shall be provided prior to the Closing date.

4.6. Ordinary Course of Business. Until the date of Closing of this Agreement, Seller will not, without the written consent of Buyer, dispose of or encumber any of the Assets to be sold under this Agreement. Seller will use its best efforts to preserve its business and goodwill. Seller will continue to operate its business until the date of Closing.

4.7. Access to Property and Records. Seller further agrees to permit Buyer and its representatives full access to its property, books and records any time before the date of Closing during normal business hours and to supply all information concerning its property and affairs as Buyer may reasonably demand. In the event that any of the property, books, and records are inconsistent with the oral or written representations of the Seller, the Buyer in its sole discretion may terminate this Agreement.

4.8. Litigation. There is no litigation or other administrative or judicial proceeding pending or threatened that might endanger the Seller's right to convey the Assets or Seller's performance of any other provision of this Agreement or affect any representation made herein.

4.9. Disclosure. No representation or warranty furnished by the Seller to the Buyer in this Agreement or otherwise contains or will contain any untrue statement of a material fact or omits or will omit any material fact required to make these statements not misleading.

4.10. Financial Statements. All financial representations, statements, or other representations are attached as Exhibit "C" and are fair, complete, and accurate for the periods covered by them.

4.11. Pool Service Routes. The Seller represents that it has at least ~~300~~ 280 pool service customers and that the services are provided in a sufficiently workmanlike and professional manner so as to cause

the customers to continue accepting such services as of the date of this Agreement and as of the date of Closing. The Assets include but are not limited to the customers of the Seller as represented on the list of Assets. Seller shall execute a Pool Service Route Purchase Contract with the Buyer as set forth in the attached Exhibit "D".

4.12. Non-Competition Agreement. The Seller shall not compete with the Buyer for a period of **5** years from the Closing date in Palm Beach, Martin and Broward County, Florida in any activity or service provided by the Seller or the Buyer through and including the end of period for which the Seller has agreed not to compete. Seller in its capacity as an LLC and individually shall execute the Non-Competition Agreement attached hereto as Exhibit "E".

4.13. Contracts and other documents affecting Sellers Business. All existing contracts between the Seller and any third party are disclosed herein as Exhibit "F" and are in good standing as of the date of this Agreement and as of the date of Closing. Also disclosed in Exhibit "F" are all licenses, powers of attorney, registrations, agreements, authorizations, and any other document evidencing legal permission or authority to conduct Seller's business for the benefit of the Seller. Seller represents that all such licenses, powers of attorney, registrations, agreement, authorization, or any other documents which confers permission or authority to a third party to conduct Seller's business shall be revoked, terminated or otherwise withdrawn and shall be of no force and effect as of the date of closing and subsequent thereto.

4.14. Insurance. All existing insurance policies and their expiration dates are listed as Exhibit "G".

4.15. Leases. All existing leases which obligate the Seller are listed as Exhibit "H".

4.16. Indemnification. The Seller agrees to indemnify, defend and hold the Buyer harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by reason of or resulting from the sale of the Assets and any action or a breach of any representation, warranty, covenant, condition, or agreement of the Seller.

REPRESENTATIONS AND WARRANTIES OF BUYER

5. REPRESENTATIONS AND WARRANTIES OF BUYER: The Buyer represents and warrants to the Seller, as of the date of this Agreement and as of the date of Closing, and all such representations and warranties shall survive the Closing (and none shall merge into any instrument of conveyance) as follows:

5.1. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada with all requisite power and authority to own and operate its businesses as it is now being owned and operated. The Buyer is licensed or qualified to do business and is in good standing as a corporation authorized to do business in Florida and in each municipal jurisdiction, County or other governmental or non-governmental jurisdiction including but not limited to home owners associations and condominium associations, where it conducts its business.

5.2. Authorizations. The Buyer has full power and authority to enter into this Agreement and to consummate the transaction contemplated by this Agreement. All corporate actions necessary or appropriate for the Buyer to consummate this transaction been done or will be done prior to the date of Closing. The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required under this Agreement. This Agreement constitutes the legal, valid and binding obligations of the Buyer and is enforceable against the Buyer in accordance with the terms contained in it.

5.3. Approvals: The execution, delivery and performance by the Buyer of this Agreement does not and will not (a) violate or conflict with any law, regulation, ordinance, contract or agreement; (b) result in a breach, termination of, or default of any contract or agreement; or (c) give any third party any additional right (including a termination right) under any contract or agreement.

5.4 Conditions precedent to Buyer's Obligations. The Buyer's obligation to perform under this Agreement shall be subject to the receipt of the following before the Closing, (a) all documents, representations, opinions, or other items or matters requested by the Buyer from the Seller's Officers, Managers, "Unit Owners" and Counsel to the Seller shall have been executed and delivered to the Buyer in form and substance satisfactory to the Buyer (b) such other assurances as the Buyer may reasonably request.

MISCELLANEOUS:

6.1. Severability. If any provision of this Agreement is found to be invalid or unenforceable pursuant to court order or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

6.2. Waiver. No waiver of any provision of this Agreement will be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist on strict performance of any condition or promise set forth in this Agreement will not be construed as a waiver or relinquishment of any other condition or promise set forth in this Agreement or of the right to insist on strict performance of the waived condition or promise at any other time.

6.3. Costs and Attorneys' Fees. Each party will bear all of its own costs and expenses, including attorneys' fees, incurred by it in connection with the preparation of this Agreement, and the consummation of the transactions contemplated by this Agreement. In the event of litigation between the Parties arising out of or relating to this Agreement, each party shall pay its own costs incurred and reasonable attorneys' fees, including attorneys' fees in all investigations, trials, bankruptcies, and appeals.

6.4. Construction. This Agreement shall not be construed against either the Seller or the Buyer, regardless of who is responsible for its drafting.

6.5. Amendment. This Agreement may only be amended or modified by a written instrument signed by both parties to this Agreement.

6.6. Notices. All notices or other communications required by this Agreement or concerning the terms of this Agreement shall be in writing and shall be delivered by hand, or sent, postage prepaid, by registered or certified mail or reputable overnight courier service and shall be deemed given when so delivered by hand or, if mailed, five days after mailing (one business day in the case of overnight courier if the overnight courier certifies in writing that the notice was delivered to the proper addressee) addressed to the intended recipient as set forth below:

As to Seller:
Sundook's Advanced Pool Services, LLC
4064 SE Seaward Drive
Stuart, FL 34997

As to Buyer:
CPSM, Inc.
2740 SW Martin Downs Blvd., Suite 171
Palm City, FL 34990

With a copy to:
Anthony C. Soviero, Esq.
1025 West Indiantown Road, Suite 106
Jupiter, FL 33458

or to such other person or address as Seller or Buyer shall furnish to the other party in writing.

6.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.8. Assignment. This Agreement is not assignable without the written consent of both parties.

6.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement.

6.10. Further Assurances. The parties agree to cooperate with one another in respect of this Agreement. Specifically, the parties agree to review and execute all documents necessary for the performance of this Agreement, comply with all laws, and to do any further actions reasonably requested by the other party or the other party's legal counsel.

6.11. Legal Counsel. The Seller has had an opportunity to retain independent legal counsel in connection with the preparation and review of this Agreement.

6.12. Governing Law. The law of the State of Florida shall apply to this Agreement without reference to conflict of law principles, and the sole venue for any dispute or lawsuit between the parties will be a court of competent jurisdiction in Martin County, Florida.

6.13. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties on the subject matter of this Agreement and supersedes all prior agreements and understandings on the subject of this Agreement.

6.14. No Brokers. The Buyer and Seller warrant and represent to each other that there are no brokers or others who may claim a fee or commission or other compensation as a result of the consummation of this Agreement.

6.15. Risk of Loss. Seller shall bear any risk of loss until the Closing of the sale of the Assets.

IN WITNESS, the parties have executed this Agreement on the date above written.

CPSM, Inc.

12/4/15

By: Lawrence Calarco, President

Witness

Attested:

Witness:

By: ____________, Secretary

[Corporate seal]

Sundook's Advanced Pool Services, LLC

X 12/4/15

By: Gail Sundook, Manager/Member, Sundook Advanced Pool Services, LLC

X

By: Gail Sundook, President, Lighthouse Pool Supply, Inc.

Witness:

Attested:

Witness:

By: ____________, Secretary

[Corporate seal]

EXHIBIT A
The Assets

EXHIBIT B
All debt of the Seller as set forth in the balance sheet as of the Closing Date

EXHIBIT C
Financial representations, statements, or other representations of Seller

EXHIBIT D
Pool Service Route Purchase Contract

EXHIBIT E
Non-Competition Agreement

EXHIBIT F
Existing Contracts Licenses etc.

EXHIBIT G
Insurance

EXHIBIT H
Leases

EXHIBIT I.

ALL EMPLOYEE'S to SIGN. CPSM'S. NON Complete. EMPLOYEE AGREEMENT. PACKAGE. PRIOR. to CLOSING.

NON-COMPETITION AGREEMENT

This Non-Competition Agreement (this "Agreement") is effective as of November 24, 2015 (the "Effective Date") by and between CPSM, Inc., a Nevada corporation whose address is 2740 SW Martin Downs Blvd., Suite 171, Palm City, FL 34990 ("Buyer"), and Sundook's Advanced Pool Services, LLC, a Florida limited liability company and Lighthouse Pool Supply, Inc. a Florida corporation whose mailing addresses are 4064 SE Seaward Drive Stuart, FL 34997 ("Seller"). All capitalized terms, unless otherwise specified, shall have the meanings ascribed to them in the Asset Purchase Agreement dated as of even date herewith between Buyer and Seller (the "Asset Purchase Agreement").

RECITALS:

A. Seller owns the Assets, as the term "Assets" is defined in the Asset Purchase Agreement; and

B. The Assets of Seller are to be acquired by Buyer pursuant to the Asset Purchase Agreement; and

C. Seller's officers have intimate knowledge of the Seller's business practices, which, if exploited by Seller in violation of this Agreement, would seriously, adversely and irreparably affect Buyer's interests; and

D. To induce Buyer to enter into the Asset Purchase Agreement and to carry out the transactions contemplated by the Asset Purchase Agreement, Seller and Seller's officers have agreed to execute and deliver this Agreement.

NOW THEREFORE, in consideration of the transactions contemplated by the Asset Purchase Agreement, the payment by Buyer to Seller of the Purchase Price for the Assets, the above premises, the mutual promises of the parties set forth here, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree as follows:

Agreement Not to Compete.

1. Agreement Not to Compete. Unless otherwise consented to in writing by Buyer, Seller agrees that during the period of 5 years from the Closing (the "Restricted Period"), Seller will not, within Brevard, Indian River, Martin, Palm Beach, and Broward County, either directly or indirectly, on its own behalf or in the service or on behalf of others, engage in any competing business or provide managerial, supervisory, administrative, financial or consulting services or assistance to, or own a beneficial interest (except as a stockholder holding less than five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange) in any Competing Business. "Competing Business" shall mean any business organization of whatever form engaged, either directly or indirectly, in any business or enterprise which is the same as, or substantially the same as, the business that Buyer engages in and the business that Seller engages in on the Effective Date and as Buyer's business may evolve and expand during the Restricted Period. Specifically, Seller shall not (a) act as an agent, representative, consultant, officer, director, independent contractor or employee of a Competing Business; (b)

participate in any such Competing Business as an owner, partner, limited partner, joint venturer, creditor or stockholder (except as a stockholder holding less than five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange); or (c) communicate to any such Competing Business the names or addresses or any other information concerning any past, present, or identified prospective client or customer of Seller or of Buyer or any entity having title to the goodwill of Seller.

2. Agreement Not to Solicit Customers. Seller agrees that during the Restricted Period, Seller will not, without the prior written consent of Buyer, either directly or indirectly, on its own behalf or in the service or on behalf of others (a) solicit, divert or appropriate to or for a Competing Business any person which is a customer of the business at the Effective Date or (b) attempt to solicit, divert or appropriate to or for a Competing Business, any such person.

3. Agreement Not to Solicit Employees. Seller agrees that during the Restricted Period, Seller will not, without Buyer's prior written consent, either directly or indirectly, on its own behalf or in the service or on behalf of others, solicit, divert, or hire away, or attempt to solicit, divert, or hire away, from the employment of the Buyer, any person employed by the Buyer, whether or not such employee is a full-time employee or temporary employee, and whether or not such employment is pursuant to a written agreement and whether or not such employment is for a determined period or is at will. Further, Seller agrees that it will not, without Buyer's prior written consent, either directly or indirectly, on its own behalf or in the service or on behalf of others, hire or attempt to hire any such employee of Buyer that voluntarily terminates his or her employment with Buyer during the Restricted Period.

4. Confidentiality.

(a) Seller and Buyer each agree that all information communicated to one by the other or the other's affiliates, whether before or after the Effective Date, will be received in strict confidence, will be used only for purposes of this Agreement and will not be disclosed by the recipient party, its agents, subcontractors or employees without the prior written consent of the other party. Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, including, without limitation, the terms of this Agreement, except as mandated by legal, accounting or regulatory requirements. The provisions of this Section shall survive the expiration or termination of this Agreement for any reason. All proprietary information and all materials containing proprietary information received by Seller are confidential to Buyer and Seller, and will remain Buyer's and, as appropriate, Seller's property exclusively. Seller will hold all proprietary information in strict confidence, and will not use, reproduce, disclose or otherwise distribute the proprietary information, or any materials containing them, except in the ordinary course of business and will take those actions reasonably necessary to protect any proprietary information. Seller's obligations regarding confidential information will survive the expiration or termination of this Agreement.

(b) If Seller is required by any court or legislative or administrative body to disclose any proprietary information of the Buyer or the Seller, Seller shall provide Buyer with prompt notice of such requirement in order to afford Buyer an opportunity to seek an appropriate protective order.

5. Remedies.

(a) Seller acknowledges and agrees that, by virtue of its relationship with the Seller and Buyer, great loss and irreparable damage would be suffered by the Seller and Buyer, including, without limitation, damage to the goodwill and proprietary interests of the Seller and Buyer, if Seller should breach or violate any of the terms or provisions of the covenants and agreements set forth in this Agreement. Seller further acknowledges that Seller has examined in detail such restrictive covenants and agreements and agrees that the restraints imposed thereby on Seller are reasonable in the sense that they are no greater than are necessary to protect the goodwill of the Seller invested in by Buyer pursuant to the Asset Purchase Agreement and to protect Buyer in its legitimate business interests, and the restrictive covenants and agreements are reasonable in the sense that they are not unduly harsh or oppressive.

(b) The parties acknowledge and agree that any breach of this Agreement by Seller would result in irreparable injury to the Seller and Buyer, and therefore Seller agrees and consents that Buyer shall be entitled to a temporary restraining order and a permanent injunction to prevent a breach or contemplated breach of any of the covenants or agreements of Seller contained in this Agreement.

(c) In addition, Buyer shall be entitled, upon any breach of this Agreement by Seller, to demand an accounting and repayment of all profits and other monetary compensation realized by Seller, directly or through any competing business controlled by Seller, as a result of any such breach.

(d) The rights and remedies of Buyer under this Agreement shall not be in limitation or in lieu of any and all other remedies that may be available to Buyer under the Asset Purchase Agreement or any other agreement, document or instrument provided for therein, or other remedies otherwise available at law or in equity. The existence of any claim, demand, action or cause of action against Buyer whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of any then valid covenants or agreements herein.

6. Entire Agreement. This Agreement, including any and all exhibits attached to it, constitutes the entire understanding and agreement with respect to its subject matter, and supersedes any and all prior or contemporaneous representations, understandings and agreements whether oral or written between the parties relating to the subject matter of this Agreement, all of which are merged in this Agreement. The Agreement may not be revised, amended, or in any way modified except in a writing executed by all parties.

7. Waivers. The waiver by any party of any of its rights or breaches of the other party under this Agreement in a particular instance shall not be construed as a waiver of the same or different rights or breaches in subsequent instances. All remedies, rights, undertakings and obligations hereunder shall be cumulative and none shall operate as a limitation of any other remedy, right, undertaking or obligation thereof. No failure or delay by any party in exercising any right, power, or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power, or privilege.

8. Expenses. Each party will bear all of the costs, charges and expenses incurred by that party in connection with this Agreement and the consummation of the transactions contemplated in this Agreement.

9. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller and Buyer and each of their respective heirs, representatives, successors and permitted assigns in accordance with the terms of this Agreement. This Agreement shall not be assignable by either party without the prior written consent of the other party.

10. Governing Law and Venue. The laws of Florida shall govern this Agreement without giving effect to applicable conflict of laws provisions. The federal and state courts located in Martin County, Florida alone have jurisdiction over all disputes arising from or related to this Agreement. Seller and Buyer each consent to the personal jurisdiction of the Florida courts with respect to any dispute between Seller and Buyer in relation to this Agreement. Seller and Buyer both waive their rights to removal to another jurisdiction. If any litigation or other proceeding is brought by either party in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, attorney's fees, and other expenses incurred by the prevailing party in such litigation.

11. Effects of Expiration or Termination. Upon the expiration or termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate, except that the rights and obligations under Sections 1 through 5 of this Agreement shall survive expiration or termination of the Agreement.

12. Notices. All notices or other communications required by this Agreement or concerning the terms of this Agreement shall be in writing and shall be delivered by hand, facsimile, or sent, postage prepaid, by registered or certified mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile or, if mailed, five days after mailing (one business day in the case of overnight courier if the overnight courier certifies in writing that the notice was delivered to the proper addressee) addressed to the intended recipient as set forth below:

As to Seller:
Sundook's Advanced Pool Services, LLC
4064 SE Seaward Drive
Stuart, FL 34997

As to Buyer:
CPSM, Inc.
2740 SW Martin Downs Blvd., Suite 171
Palm City, FL 34990

With a copy to:
Anthony C. Soviero
1025 West Indiantown Road, Suite 106
Jupiter, FL 33458

or to such other person or address as Seller or Buyer shall furnish to the other party in writing.

13. Severability of Provisions. If any provision of this Agreement is found to be invalid or unenforceable pursuant to court order or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed original, but all of which together shall constitute one and the same instrument.

IN WITNESS, Buyer and Seller have each executed and delivered this Agreement as of the date first written above.

CPSM, Inc.

____
By: Lawrence Calarco, President

____
Witness

____
Witness:

Attested:

____
By: ____________, Secretary

[Corporate seal]

Sundook's Advanced Pool Services, LLC

____
By: Gail Sundook, Manager/Member, Sundook Advanced Pool Services, LLC

____
By: Gail Sundook, President, Lighthouse Pool Supply, Inc.

____
Witness:

____
Witness:

Attested:

____
By: ____________, Secretary
[Corporate seal]